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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 28, 2000
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                    Fiduciary Capital Pension Partners, L.P.
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             (Exact name of registrant as specified in its charter)

              Delaware                0-17738              86-0653603
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      (State of Organization)       (Commission          (IRS Employer
                                    File Number)       Identification No.)

                  410 17th Street, Suite 400, Denver, CO 80202
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              (Address of principal executive offices and zip code)

     Registrant's telephone number, including area code: (800) 866-7607
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Item 5. OTHER EVENTS

The Registrant holds various debt and equity investments in LMC Corporation ("LMC"). As of March 31, 2000, the Registrant's total LMC investment had a net carrying value of $247,337, versus its cost of $7,227,763. On April 28, 2000, LMC filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the District of Utah, Case No. 00A24676.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Fiduciary Capital Pension Partners, L.P.
                                    (Registrant)

                                    By: FCM Fiduciary Capital Management Company
                                        Managing General Partner

Date:  May 4, 2000                  By: /s/ Donald R. Jackson
                                        -----------------------------------
                                        Donald R. Jackson
                                        Chief Financial Officer


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